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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)   February 2, 2001
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                        VOICESTREAM WIRELESS CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                   000-29667                 91-1983600
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(State or Other Jurisdiction       (Commission               (IRS Employer
      of Incorporation)            File Number)            Identification No.)


     12920 SE 38th Street, Bellevue, Washington                    98006
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     (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code   (425) 378-4000
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events

FOR IMMEDIATE RELEASE
Contact:
Kim Thompson
VoiceStream Wireless
425-378-4074
kim.thompson@voicestream.com

    VOICESTREAM WIRELESS IS HIGH BIDDER FOR 19 LICENSES IN RECENT FCC AUCTION

BELLEVUE, WA - February 2, 2001 - VoiceStream Wireless Corp. (NASDAQ: VSTR) was the high bidder for 19 licenses in 18 markets in the recent Federal Communications Commission (FCC) C and F block broadband PCS spectrum auction (No. 35) that concluded on January 26, 2001. The cost for the 19 licenses totaled $482,653,000.

Separately, Cook Inlet/VS GSM V PCS, L.L.C. (CIVS V), of which VoiceStream has a 49.9% ownership interest, was the high bidder for 22 licenses in 22 markets at a cost of $506,376,000.

About VoiceStream Wireless

Based in Bellevue, Wash., VoiceStream Wireless Corp. is one of the major nationwide providers of wireless communication services in the country. VoiceStream operates and uses the GSM technology platform. For more information, visit the web site at www.voicestream.com



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                                       SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         VOICESTREAM WIRELESS CORPORATION
                                         --------------------------------
                                                   (Registrant)

Date       February 2, 2001            By       /s/ Alan R. Bender
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                                                    (Signature)
                                      Alan R. Bender, Executive Vice President